UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012

SAND HILLS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53736	26-4803428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Pump House Road, Suite B

Annapolis Junction, Maryland 20701

(Address of principal executive offices and Zip Code)

(240) 280-8030

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A amends the Current Report on Form 8-K originally filed by Sand Hills, Inc. (the “Company”) on April 4, 2012, as amended by Amendment No. 1 to Form 8-K filed with the Securities and Exchange Commission on June 4, 2012 (collectively the “Form 8-K”), solely to re-file the attached exhibits in response to comments received by the staff of the Securities and Exchange Commission (the “SEC”) in connection with a confidential treatment request. The new Exhibit 10.7 filed herewith removes the redaction of Sections 9.2 and 10. Other provisions of the new Exhibit 10.7 remain redacted pursuant to a confidential treatment request submitted to the SEC, which redacted/omitted portions have been separately filed with the Commission pursuant thereto. The new Exhibit 10.8 is being re-filed without redactions. No other changes have been made to the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.7	Distribution Agreement dated June 13, 2005 between CDW Logistics, Inc. and Promark Technology, Inc.
10.8	Loan Agreement dated August 17, 2010 between Branch Banking and Trust Company, United Strategies, Inc. and Promark Technology, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SAND HILLS, INC.

Date: August 21, 2012	By:	/s/ Dale R. Foster
Dale R. Foster, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.7	Distribution Agreement dated June 13, 2005 between CDW Logistics, Inc. and Promark Technology, Inc. (1) (2)
10.8	Loan Agreement dated August 17, 2010 between Branch Banking and Trust Company, United Strategies, Inc. and Promark Technology, Inc. (1)

(1)	Filed herewith.

(2)	Portions of the exhibit have been omitted pursuant to a request for confidential treatment.

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